UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2008

Axcelis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30941	34-1818596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

108 Cherry Hill Drive, Beverly, Massachusetts		01915
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (978) 787-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

(a)           Investor Presentation.  Axcelis Technologies, Inc. hereby furnishes as Exhibit 99.1 to this Form 8-K a copy of its investor presentation dated February 25, 2008.

(b)           Employee Memorandum. On February 25, 2008, Mary Puma, Chairman and Chief Executive Officer of Axcelis Technologies, Inc., distributed a memorandum to the employees of Axcelis regarding the Board of Directors’ review and evaluation of the unsolicited proposal to acquire Axcelis made by Sumitomo Heavy Industries, Ltd. on February 11, 2008.  A copy of the memorandum is furnished as Exhibit 99.2 to this Form 8-K.

Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.   Other Events.

Axcelis Technologies, Inc. issued a press release on February 25, 2008 in response to the unsolicited proposal to acquire Axcelis made by Sumitomo Heavy Industries, Ltd. on February 11, 2008.

A copy of the press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Axcelis Technologies, Inc. investor presentation dated February 25, 2008

99.2	Memorandum from the Chairman and Chief Executive Officer to Axcelis Technologies, Inc. employees dated February 25, 2008

99.3	Axcelis Technologies, Inc. press release dated February 25, 2008

Forward-Looking Statements

This Current Report on Form 8-K and its exhibits contain statements about Axcelis’ strategic and operational plans and potential financial performance.  These are forward-looking statements that involve risks and uncertainties.  Actual events or results may differ materially from those described in the forward-looking statements due to a number of important factors involving risks and uncertainties. The potential risks and uncertainties include, but are not limited to: the impact of the cyclical nature of the semiconductor industry, Axcelis’ ability to keep pace with rapid technological changes in the semiconductor manufacturing processes, the impact of the highly competitive nature of the semiconductor equipment industry, quarterly fluctuations in operating results attributable to the timing and amount of orders for our products and services, and Axcelis’ dependence on SEN (Axcelis’ Japanese joint venture) for access to the Japanese semiconductor equipment market.  Further risks and uncertainties associated with Sumitomo Heavy Industries’ unsolicited proposal to acquire Axcelis include: the risk that key employees may leave for other employment opportunities due to concerns for their employment security with Axcelis, the risk of creating uncertainty and disruption in customers’ purchasing plans, the risk that the acquisition proposal will make it more difficult for Axcelis to execute its strategic plan and pursue other strategic opportunities, and the risk that stockholder litigation in connection with Sumitomo Heavy Industries’ unsolicited proposal may result in significant costs of defense, indemnification and liability.  If any of those or other risks or uncertainties materializes, Axcelis’ business, financial condition and results of operations could be seriously harmed and the trading price of its common stock could decline.  More information about potential factors that could affect Axcelis’ business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, which are on file with the SEC and available at the SEC’s website at www.sec.gov.  All forward-looking statements are qualified by these cautionary statements and are made only as of the date they are made. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2008	Axcelis Technologies, Inc.

	By:	/s/ STEPHEN G. BASSETT
Stephen G. Bassett
Executive Vice President
and Chief Financial Officer

Exhibit No.	Exhibit Index

99.1	Axcelis Technologies, Inc. investor presentation dated February 25, 2008

99.2	Memorandum from the Chairman and Chief Executive Officer to Axcelis Technologies, Inc. employees dated February 25, 2008

99.3	Axcelis Technologies, Inc. press release dated February 25, 2008